Bank of America National Trust and Savings Association
                         1455 Market Street, 12th Floor
                         San Francisco, California 94103




                                 April 27, 1999


Condor Systems, Inc.
2133 Samaritan Drive
San Jose, California  95124

Attn:  Gary Viljoen

         RE: Credit Agreement dated as of April 15, 1999 (the "Credit Agreement") among Condor Systems, Inc., the other Credit Parties party thereto, the Lenders party thereto and Bank of America National Trust and Savings Association, as Agent

Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

The parties hereto agree to amend and restate Section 2.1(b)(iii) of the Credit Agreement in its entirety to read as follows:

                  (iii) Advances. Each Lender will make its Commitment Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15(a), or in such other manner as the Agent may specify in writing, by 12:00 Noon (San Francisco, California time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office (or such other account of the Borrower as the Borrower shall specify to the Agent from time to time) with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

All references in the Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed in one or more counterparts, each of which constitute an original, and all of which taken together shall constitute a single document.

                                   Sincerely,

                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION,
                                   as Agent



                                   By:__________________________________
                                   Name:________________________________
                                   Title:_______________________________

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

CONDOR SYSTEMS, INC.


By:______________________________
Name:____________________________
Title:___________________________

ACKNOWLEDGED AND CONSENTED TO AS OF THE DATE FIRST ABOVE WRITTEN:


WJCS, INC.


By:______________________________
Name:____________________________
Title:___________________________


AIRWAVE TECHNOLOGY, INC.


By:______________________________
Name:____________________________
Title:___________________________


AIRWAVE CAPITAL, INC.



By:______________________________
Name:____________________________
Title:___________________________



CEI SYSTEMS, INC.


By:______________________________
Name:____________________________
Title:___________________________

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,


By:______________________________
Name:____________________________
Title:___________________________


ANTARES CAPITAL CORPORATION,
in its capacity as Documentation Agent and individually as a Lender


By:______________________________
Name:____________________________
Title:___________________________


PARIBAS


By:______________________________
Name:____________________________
Title:___________________________


By:______________________________
Name:____________________________
Title:___________________________